EXHIBIT 10.25

                               EXCHANGE AGREEMENT

      This Exchange Agreement (this "AGREEMENT") is dated as of July 11, 2008, by and between Marketing Worldwide Corporation, a Delaware corporation (the "COMPANY"), and Vision Opportunity Master Fund, Ltd., a holder of certain warrants issued by the Company (the "HOLDER").

                                    RECITALS:

      WHEREAS, the Holder currently holds the specific classes and number of warrants listed on EXHIBIT A (collectively, the "WARRANTS") to purchase shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), issued by the Company to the Holder pursuant to a Series A Convertible Preferred Stock Purchase Agreement of the Company dated as of April 23, 2007 (the "PURCHASE AGREEMENT"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

      WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to cancel and terminate the Warrants in full and exchange the Warrants for shares of the Company's newly issued Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK"), at the exchange rate set forth on EXHIBIT A.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT:

      1. CANCELLATION OF THE WARRANTS; EXCHANGE OF WARRANTS FOR SERIES B PREFERRED STOCK.

            (a) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Holder and the Company agree to the cancellation of the Warrants and the exchange of the Warrants into newly issued shares of Series B Preferred Stock in the amounts set forth on EXHIBIT A attached hereto.

            (b) The closing under this Agreement (the "CLOSING") shall take place at the offices of Sadis & Goldberg LLP, 551 Fifth Avenue, 21st Floor, New York, NY 10176 upon the satisfaction or waiver of each of the conditions set forth in Sections 4 and 5 hereof (the "CLOSING DATE"). At the Closing, the Company shall issue to the Holder the shares of Series B Preferred Stock and the Holder shall deliver to the Company for cancellation the Warrants.

            (c) The designation, rights, preferences and other terms and provisions of the Series B Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock attached hereto as EXHIBIT B (the "CERTIFICATE OF DESIGNATION").

            (d) The shares of Series B Preferred Stock issuable upon the exchange of the Warrants and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock are sometimes collectively referred to herein as the "SECURITIES".


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

      2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER. The Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company:

            (a) The Holder is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

            (b) This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (c) The Holder understands that the Securities are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws. The Holder understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

            (d) The Holder is an "accredited investor" (as defined in Rule 501 of Regulation D), and the Holder has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended, and the Holder is not a broker-dealer. The Holder acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

            (e) The Holder is acquiring the Securities solely for its own account and not with a view to or for sale in connection with distribution. The Holder does not have a present intention to effect any distribution of any of the Securities to or through any person or entity; PROVIDED, HOWEVER, that by making the representations herein, the Holder does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. The Holder acknowledges that it
(i) has such knowledge and experience in financial and business matters such that the Holder is capable of evaluating the merits and risks of the Holder's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and its subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.


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

            (f) The offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof. The Holder understands that the Securities purchased hereunder have not been, and may never be, registered under the Securities Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws). The Holder acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("RULE 144"), and that the Holder has been advised that Rule 144 permits resales only under certain circumstances. The Holder understands that to the extent that Rule 144 is not available, the Holder will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

            (g) The Holder has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

            (h) The Holder acknowledges that the Securities were not offered to the Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Holder was invited by any of the foregoing means of communications. The Holder, in making the decision to purchase the Securities, has relied upon independent investigation made by it and the representations, warranties and agreements set forth in this Agreement and the other transaction documents and has not relied on any information or representations made by third parties.

            (i) The Holder acknowledges ownership of 3,500,000 shares of the Company's Series A Preferred Stock and hereby waives any dilution protection or full ratchet adjustment protection provided by the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of the Company, that might be triggered by this Exchange Agreement and/or any Amendments to the Series J Warrant and Series F Warrant or through the exercise of the Series J Warrant and Series F Warrant, as amended.

      3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

            (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Agreement in any material respect.


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

            (b) The Securities have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

            (c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

            (d) The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of: (A) the Company's certificate of incorporation or by-laws, or (B) of any provision of any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its properties or assets or (iii) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject, except in the case of clauses (i)(B), (ii) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

            (e) The delivery and issuance of the Securities in accordance with the terms of and in reliance on the accuracy of the Holder's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

            (f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the Secretary of State of Delaware or the Securities and Exchange Commission (the "COMMISSION") or pursuant to any state or "blue sky" securities laws subsequent to the Closing).

            (g) There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.


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

            (h) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

            (i) The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

      4. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE THE SERIES B PREFERRED STOCK. The obligation hereunder of the Company to issue and deliver the Series B Preferred Stock to the Holder is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            (a) The Holder shall have executed and delivered this Agreement.

            (b) The Warrants shall have been delivered to the Company for cancellation.

            (c) The representations and warranties of the Holder shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

      5. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE HOLDER TO ACCEPT THE SERIES B PREFERRED STOCK. The obligation hereunder of the Holder to accept the Series B Preferred Stock is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion.

            (a) The Company shall have executed and delivered this Agreement.

            (b) Each of the representations and warranties of the Company shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects as of such date.


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

            (c) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

            (d) No action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

            (e) The certificates representing the shares of Series B Preferred Stock shall have been duly executed and delivered to the Holder.

            (f) The Certificate of Designation shall have been filed with the Delaware Secretary of State.

            (g) The Company shall have delivered on the Closing Date to the Holder (i) a certified copy of the resolutions of the board of directors of the Company authorizing the transactions contemplated by this Agreement and (ii) a certified copy of the Certificate of Designation evidencing its acceptance with the Delaware Secretary of State.

            (h) At the Closing, the Holder shall have received an opinion of counsel to the Company, dated the date of the Closing, in the form of EXHIBIT C hereto.

            (i) The Company shall have received executed written consents and waivers from its security holders, if required, consenting to the transactions contemplated by this Agreement and waiving any price protection such securityholders may be entitled to as a result of the issuance of the Securities.

            (j) No Material Adverse Effect shall have occurred at or before the Closing Date.

      6. FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, PROVIDED, HOWEVER, that the Company shall pay all reasonable attorneys' fees and expenses incurred by the Holder in connection with the preparation, negotiation, execution and delivery of this Agreement and the Certificate of Designation.


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      7. COMPANY INDEMNIFICATION. The Company hereby agrees to indemnify and hold harmless the Holder and its respective officers, directors, shareholders, employees, agents, affiliates and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively "CLAIMS") incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation or warranty or agreement made by the Company in this Agreement or the Certificate of Designation.

      8. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

      9. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section 9), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

          (a) if to the Company:

                    Marketing Worldwide Corporation
                    2212 Grand Commerce Drive
                    Howell, Michigan 48855
                    Attention: Rainer Poertner
                    Tel. No.: (517) 540-0045
                    Fax No.: (517) 540-0923

                    with a copy to:

                    Weed & Co. LLP
                    4695 Mac Arthur Court, Suite 1430
                    Newport Beach, CA 92660
                    Attention: Richard O. Weed
                    Tel. No.: (949) 475-9086
                    Fax No.: (949) 475-9087



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          (b) if to a Holder:

                    To the applicable address set forth on the signature page hereto with a copy to:

                    Sadis & Goldberg LLP
                    551 Fifth Avenue, 21st Floor
                    New York, New York 10176
                    Attention: Paul Fasciano, Esq.
                    Tel. No.: (212) 573-8025
                    Fax No.: (212) 573-8026

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

      10. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

      11. COUNTERPARTS. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]






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      IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.



                                        MARKETING WORLDWIDE CORPORATION



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:




                                        VISION OPPORTUNITY MASTER FUND, LTD.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Vision Opportunity Master Fund, Ltd.
                                        20 W 55th St., 5th Floor
                                        New York, NY 10019
                                        Tel. No.: (212) 849-8226
                                        Fax No.: (212) 867-1416
                                        Attention:  Antti Uusiheimala





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                                    EXHIBIT A


   Cancelled Security              Issued Security            Exchange Rate
---------------------------   --------------------------    --------------------
3,500,000 SERIES A WARRANTS   204,815 SHARES OF SERIES B
   $0.70 STRIKE PRICE              PREFERRED STOCK              .0585185

    EXPIRING 4/23/2012
---------------------------   --------------------------    --------------------

3,500,000 SERIES B WARRANTS   173,704 SHARES OF SERIES B
   $0.85 STRIKE PRICE              PREFERRED STOCK              .0496296

    EXPIRING 4/23/2012
---------------------------   --------------------------    --------------------

3,500,000 SERIES C WARRANTS   101,111 SHARES OF SERIES B
   $1.20 STRIKE PRICE              PREFERRED STOCK              .0288889

    EXPIRING 4/23/2012
---------------------------   --------------------------    --------------------

2,500,000 SERIES D WARRANTS   146,296 SHARES OF SERIES B
   $0.70 STRIKE PRICE              PREFERRED STOCK              .0585185

    EXPIRING 6/23/2012
---------------------------   --------------------------    --------------------

2,500,000 SERIES E WARRANTS   124,074 SHARES OF SERIES B
  $0.85 STRIKE PRICE               PREFERRED STOCK              .0496296

   EXPIRING 6/23/2012
---------------------------   --------------------------    --------------------



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